CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As   independent  public  accountants,  we  hereby
     consent to the incorporation by reference in this registration statement on Form S-8 of our report dated May 12, 1995 included in Advanced Marketing
     Services,  Inc.'s  Form 10-K for  the  year  ended
     March 31, 1995.


                                   ARTHUR ANDERSEN LLP


     San Diego, California
     February 22, 1996